                                                           EXHIBIT-99.B24

                                  MARQUIS FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the Marquis Fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David
G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Barry Mulroy                   Date:  October 19, 1994
-------------------------                 ---------------------
Barry Mulroy
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ David G. Lee                            Date:
----------------------------------               -------------------------
David G. Lee
President & Chief Executive Officer

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ John T. Cooney                          Date: October 19, 1994
---------------------                            -------------------
John T. Cooney
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ William M. Doran                     Date: October 19, 1994
-------------------------                     ----------------------
William M. Doran
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Frank E. Morris                        Date: October 31, 1994
-------------------------------                 ----------------------
Frank E. Morris
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Robert A. Nesher                       Date: May 20, 1994
--------------------------                      -------------------
Robert A. Nesher
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Gene Peters                          Date: October 20, 1994
----------------------                        -----------------------
Gene Peters
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Robert A. Patterson                Date: October 31, 1994
-----------------------------               ------------------------
Robert A. Patterson
Trustee

                              INVENTOR FUNDS, INC.
                                PBHG FUNDS, INC.
                                  MARQUIS FUND
                                 THE ARBOR FUND
                                FFB LEXICON FUND
                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee/director and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Carmen V. Romeo, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trusts' Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ James M. Storey                         Date: October 24, 1994
----------------------------                     -----------------------
James M. Storey
Trustee